Events Occurring after the Reporting Period	6 Months Ended
Dec. 31, 2020
Events Occurring after the Reporting Period [Abstract]
Events occurring after the reporting period

12	Events occurring after the reporting period

Appointment of CEO

Alterity appointed Dr. David Stamler to the role of Chief Executive Officer. Dr Stamler joined the Company in June 2017 as Chief Medical Officer and Senior Vice President Clinical Development.

Mr Geoffrey Kempler, who founded the company in November 1997, stepped down from the role of CEO and continues as Non-Executive Chairman. Mr Kempler will be engaged in a consulting capacity in addition to his Non-Executive Chairman role.

Dr Stamler has significant pharmaceutical development and commercialisation experience including three New Drug Application approvals with the US FDA for drugs in the neurological space. His succession aligns with the next phase of Alterity's commercial strategy and comes at a time when the company is preparing to advance its lead compound ATH434 to Phase 2 Clinical trials.

Share Placement

The Group issued 53,066,700 shares at A$0.0504 per share through the use of its "at market" (ATM) facility to fund working capital and progress its research and development activities.

No other matter or circumstance has occurred subsequent to period end that has significantly affected, or may significantly affect, the operations of the Group, the results of those operations or the state of affairs of the Group or economic entity in subsequent financial periods.